                                                                    EXHIBIT 99.3

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

                      IN RE FLEMING COMPANIES, INC. ET AL.
            CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
                       REPORTING PERIOD: 8/10/03 - 9/6/03

                                     AMENDED
                            MONTHLY OPERATING REPORT
  File with Court and submit copy to United States Trustee within 45 days after end of the period

Submit copy of report to any official committee appointed in the case.

-------------------------------------------------------------------------------------------------------------------
                                                                                             DOCUMENT   EXPLANATION
REQUIRED DOCUMENTS                                                                FORM NO.   ATTACHED     ATTACHED
-------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                       MOR - 1
     Weekly Receipts & Disbursements                                                 A          X
     Cash Disbursements by Petitioning Entity                                        B          X
     Bank Account Information                                                        C          X
Statement of Operations                                                           MOR - 2       X
Balance Sheet                                                                     MOR - 3       X
Status of Postpetition Taxes                                                      MOR - 4       X
    Copies of IRS Form 6123 or payment receipt (See Tax Affidavit)                                          X
    Copies of tax returns filed during reporting period (See Tax Affidavit)                                 X
Summary of Unpaid Postpetition Debts                                              MOR - 4       X
Summary Accounts Receivable Aging                                                 MOR - 5       X
Debtor Questionnaire                                                              MOR - 5       X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

RESPONSIBLE PARTY:

/s/ Rebecca A. Roof                           Interim Chief Financial Officer
--------------------------------------        ----------------------------------
Signature of Responsible Party                Title

Rebecca A. Roof                               12/18/2003
--------------------------------------        ----------------------------------
Printed Name of Responsible Party             Date

SPECIAL NOTE:

During its review of the Period 10 Monthly Operating Report (MOR), the Company became aware of the misclassification of several items reported in the Period 9 MOR. The misclassifications affected the common stock, capital in excess of par value, reinvested earnings (deficit), and net intercompany due to (from) lines on the Fleming Companies, Inc and Fleming Companies, Inc. & Subsidiaries balance sheets. The misclassifications were corrected on subsequent MOR's filed for Period 10 and 11 and are now corrected in this Amended MOR for Period 9.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 8/10/03 - 9/6/03

NOTES TO THE MONTHLY OPERATING REPORT

GENERAL

The report includes activity from the following Debtors and related Case Numbers [1] [2] [3] [4] [5] [6] [7] [8] [9] [10] [11]:

                       DEBTOR                                               CASE NUMBER
------------------------------------------------------------                -----------
INCLUDED IN FLEMING SECTION OF THE MOR AS APPLICABLE:
Fleming Companies, Inc.                                                       03-10945
ABCO Food Group, Inc.                                                         03-10946
ABCO Markets, Inc.                                                            03-10947
ABCO Realty Corp.                                                             03-10948
Favar Concepts, Ltd.                                                          03-10953
Fleming Foods Management Co., L.L.C.                                          03-10954
Fleming Foods of Texas, L.P.                                                  03-10955
Fleming International, Ltd.                                                   03-10956
Fleming Transportation Service, Inc.                                          03-10957
Fleming Supermarkets of Florida, Inc.                                         03-10958
Food 4 Less Beverage Company, Inc.                                            03-10959
FuelServ, Inc.                                                                03-10960
Piggly Wiggly Company                                                         03-10965
Progressive Realty, Inc.                                                      03-10966
Rainbow Food Group, Inc.                                                      03-10967
Retail Investments, Inc.                                                      03-10968
Retail Supermarkets, Inc.                                                     03-10970
RFS Marketing Services, Inc.                                                  03-10971
Richmar Foods, Inc.                                                           03-10972
Dunigan Fuels, Inc.                                                           03-10973

INCLUDED IN CORE-MARK SECTION OF THE MOR AS APPLICABLE [12]:
Core-Mark International, Inc.                                                 03-10944
ASI Office Automation, Inc.                                                   03-10949
Core-Mark Mid-Continent, Inc.                                                 03-10950
Core-Mark Interrelated Companies, Inc.                                        03-10951
C/M Products, Inc.                                                            03-10952
General Acceptance Corporation                                                03-10961
Marquise Ventures Company, Inc.                                               03-10962
Head Distributing Company                                                     03-10963
Minter Weisman Co.                                                            03-10964

NOTES:

[1] All information contained within this Monthly Operating Report is subject to change upon further reconciliation.

[2] "the Company" refers to Fleming Companies, Inc. and its related subsidiaries.

[3] Within this Monthly Operating Report Core-Mark's Eastern Divisions or "Fleming 7" refers to Head Distributing Company, Minter-Weisman, and the Marshfield, Chicago, Altoona and Leitchfield divisions included within Fleming Companies, Inc.

[4]   Period 3 refers to February 23, 2003 through March 22, 2003.

[5]   Period 4 refers to March 23, 2003 through April 19, 2003.

[6]   Period 5 refers to April 20, 2003 through May 17, 2003.

[7]   Period 6 refers to May 18, 2003 through June 14, 2003.

[8]   Period 7 refers to June 15 through July 12, 2003.

[9]   Period 8 refers to July 13 through August 9, 2003.

[10]  Period 9 refers to August 10 through September 6, 2003.

[11] The Monthly Operating Report excludes financial activity related to non-Debtor entities (i.e., Cerespan.com and Choteau Development Company,
      LLC).

[12] Core-Mark entities are on a different reporting schedule with period 9 reflecting a Balance Sheet as of August 31, 2003. The Statement of Operations has been estimated through September 6, 2003 to be consistent with Fleming.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 8/10/03 - 9/6/03
WEEKLY RECEIPTS AND DISBURSEMENTS [1]
(DOLLARS IN 000's)

                                                                                                         CURRENT
                                                                                                          PERIOD        CUMULATIVE
                                           WEEK 1 [2]     WEEK 2       WEEK 3      WEEK 4      WEEK 5      TOTAL      FILING TO DATE
                                           -----------------------------------------------------------------------------------------
CASH RECEIPTS:
   Fleming Receipts [4]                    $  11,761       61,316       50,762      54,389     297,611   $  475,839     $ 2,372,707
   Core-Mark Receipts                         15,826       82,084       79,834      81,084      78,656      337,484       1,873,877
   Asset / Excess Inventory Sales & Other      2,159        1,777        6,029       6,259       1,690       17,914         264,271

-----------------------------------------------------------------------------------------------------------------------------------
ACTUAL RECEIPTS                            $  29,746   $  145,177    $ 136,625   $ 141,732   $ 377,957   $  831,237     $ 4,510,855
-----------------------------------------------------------------------------------------------------------------------------------

CASH DISBURSEMENTS FROM OPERATIONS:
   Material Purchases - Fleming            $ (11,060)     (37,180)     (36,923)    (16,637)     (2,978)  $ (104,778)    $(1,609,334)
   Material Purchases - Core-Mark            (13,326)     (54,802)     (52,839)    (52,876)    (52,036)    (225,879)     (1,429,035)
   Tax Disbursements - Cigarettes             (1,475)     (10,022)     (12,787)    (16,892)    (11,127)     (52,303)       (255,989)
   Tax Disbursements - Other                      (2)        (411)        (281)       (183)         (9)        (886)         (7,770)
   Employee & Payroll                         (2,099)      (7,236)      (7,574)     (5,903)     (8,393)     (31,205)       (260,743)
   Lease & Recurring Costs                    (3,680)      (6,782)      (1,038)     (1,355)     (1,131)     (13,986)        (81,897)
   Other Operating Costs                        (383)      (5,185)      (5,756)     (7,702)     (3,403)     (22,429)       (197,831)

------------------------------------------------------------------------------------------------------------------------------------
ACTUAL CASH DISBURSEMENTS FROM OPERATIONS  $ (32,025)  $ (121,618)   $(117,198)  $(101,548)  $ (79,077)  $ (451,466)    $(3,842,599)
------------------------------------------------------------------------------------------------------------------------------------

CASH DISBURSEMENTS FROM NON-OPERATIONS:
   DSD/Critical Vendor/PACA Payments [3]   $       -            -            -           -     (11,289)  $  (11,289)    $   (88,781)
   Capital Expenditures                            -            -            -           -           -            -          (2,216)
   Restructuring & Professional Fees            (511)      (2,975)      (1,302)     (5,855)     (1,398)     (12,041)        (24,436)
   Interest & Financing                            -         (482)           -           -      (1,691)      (2,173)        (72,525)
   Other Non-Operating Costs                       -            -            -           -           -            -               -

------------------------------------------------------------------------------------------------------------------------------------
ACTUAL CASH DISBURSEMENTS FROM
   NON-OPERATIONS                          $    (511)  $   (3,457)   $  (1,302)  $  (5,855)  $ (14,378)  $  (25,503)    $  (187,958)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ACTUAL DISBURSEMENTS                 $ (32,536)  $ (125,075)   $(118,500)  $(107,403)  $ (93,455)  $ (476,969)    $(4,030,557)
------------------------------------------------------------------------------------------------------------------------------------

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT PERIOD COLUMN)

TOTAL DISBURSEMENTS                                                                     $ (476,969)
   LESS: Transfers to Debtor in Possession Accounts                                              -
   PLUS: Estate Disbursements Made By Outside Sources (i.e. from escrow accounts)                -
                                                                                        ----------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                         $ (476,969)

NOTES

[1] Weekly Receipts and Disbursements include Core-Mark's and Fleming's August 1 through August 31 receipts and disbursements.

[2] Per agreement with the U.S. Trustee, cash receipts and disbursements related to August 1 through August 31 were only included. Therefore, Week 1 includes only one day related to cash receipts and disbursements for August 2003.

[3] The period 9 Monthly Operating report (including the period 4 through 8 Monthly Operating Reports previously filed) includes within the DSD/Critical Vendor/PACA Payments, among others, DSD and PACA disbursements made to segregated escrow accounts for future disbursement. The DSD and PACA escrow disbursements do not represent actual DSD and PACA settlement disbursements made during the period, only those funds set aside in escrow.

[4]   Week 5 receipts include cash received from the sale of assets to C&S.

                                                                   FORM MOR - 1A

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 8/10/03 - 9/6/03
CASH DISBURSEMENTS BY PETITIONING ENTITY [1]
(DOLLARS IN 000's)

                                                                                               CUMULATIVE FILING TO
PETITIONING ENTITIES                                   CASE NUMBER    CURRENT PERIOD TOTAL             DATE
---------------------------------------------------------------------------------------------------------------------
Core-Mark International, Inc.                            03-10944         $ (159,169)              $ (1,253,635)
Fleming Companies, Inc.                                  03-10945           (210,318)                (1,940,501)
ABCO Food Group, Inc.                                    03-10946                  -                          -
ABCO Markets, Inc.                                       03-10947                  -                          -
ABCO Realty Corp.                                        03-10948                  -                          -
ASI Office Automation, Inc.                              03-10949                  -                          -
Core-Mark Mid-Continent, Inc.                            03-10950            (43,255)                  (260,646)
Core-Mark Interrelated Companies, Inc.                   03-10951             (5,289)                   (41,193)
C/M Products, Inc.                                       03-10952                  -                          -
Favar Concepts, Ltd.                                     03-10953                  -                       (667)
Fleming Foods Management Co., L.L.C.                     03-10954                  -                          -
Fleming Foods of Texas, L.P.                             03-10955             (6,719)                  (113,586)
Fleming International, Ltd.                              03-10956                (21)                    (1,400)
Fleming Transportation Service, Inc.                     03-10957                 49                          3
Fleming Supermarkets of Florida, Inc.                    03-10958                  -                          -
Food 4 Less Beverage Company, Inc.                       03-10959                  -                          -
Fuelserv, Inc.                                           03-10960                  -                          -
General Acceptance Corporation                           03-10961                  -                          -
Marquise Ventures Company, Inc.                          03-10962                  -                          -
Head Distributing Company                                03-10963             (5,717)                   (38,999)
Minter Weisman Co.                                       03-10964            (25,352)                  (110,341)
Piggly Wiggly Company                                    03-10965               (280)                      (817)
Progressive Realty, Inc.                                 03-10966                  -                         (4)
Rainbow Food Group, Inc.                                 03-10967                (17)                   (31,726)
Retail Investments, Inc.                                 03-10968            (20,115)                  (165,125)
Retail Supermarkets, Inc.                                03-10970                  -                          -
RFS Marketing Services, Inc.                             03-10971                  -                          -
Richmar Foods, Inc.                                      03-10972               (928)                   (71,670)
Dunigan Fuels, Inc.                                      03-10973                162                       (250)
---------------------------------------------------------------------------------------------------------------
TOTAL ACTUAL DISBURSEMENTS [2] [3]                                        $ (476,969)              $ (4,030,557)
---------------------------------------------------------------------------------------------------------------

NOTES

[1] Employee and Payroll disbursements, per the Weekly Receipts and Disbursements schedule, were not available on an entity by entity basis. As a result, the total Core-Mark and Fleming Employee and Payroll disbursements for 8/1/03 - 8/31/03 (approximately $16.4 million for Fleming and approximately $11.9 million for Core-Mark) were allocated to the related Fleming and Core-Mark entities based on the % of each entities total sales to total Fleming Sales/Core-Mark sales. In particular, Core-Mark's disbursements were allocated to the 9 entities (Head Distributing and Minter Weisman are not included in Fleming's payroll total as of Period 7) and Fleming's disbursements to the 20 Fleming entities.

[2] Total cash disbursements provided by both Core-Mark and Fleming during the period did not agree to Total Actual Disbursements on the Weekly Receipts and Disbursement schedule. Therefore, the difference was allocated between the Core-Mark and Fleming entities based on each entities % of total cash disbursements prior to allocation.

[3] Total Actual Disbursements contain Core-Mark's and Fleming's disbursements for 8/1/03 - 8/31/03 for the Current Period and for 4/1/03 - 8/31/03 for the Cumulative Filing to Date.

                                                                   FORM MOR - 1B

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 8/10/03 - 9/6/03
BANK ACCOUNT INFORMATION

                                                                            ACCOUNT
PETITIONING ENTITIES                            BANK                         NUMBER                   TYPE
--------------------------------------------------------------------------------------------------------------------
Fleming Companies, Inc.                  Bank of America                   1257001012        Depository
Fleming Companies, Inc.                  Bank of America                   1257401015        Depository
Fleming Companies, Inc.                  Bank of America                   1257601014        Depository
Fleming Companies, Inc.                  Bank of America                   1376034850        Depository
Fleming Companies, Inc.                  Bank of America                   1595458455        Depository
Fleming Companies, Inc.                  Bank of America                   3750955004        Depository
Fleming Companies, Inc.                  Bank of America                   3751022745        Depository
Fleming Companies, Inc.                  Bank of America                   3751278599        Depository
Fleming Companies, Inc.                  Bank of America                   3751279446        Depository
Fleming Companies, Inc.                  Bank of America                   3751281308        Depository
Fleming Companies, Inc.                  Bank of America                   3751301107        Depository
Fleming Companies, Inc.                  Bank of America                   3751372819        Depository
Fleming Companies, Inc.                  Bank of America                   3751508777        Depository
Fleming Companies, Inc.                  Bank of America                   3751525666        Depository
Fleming Companies, Inc.                  Bank of America                   3751572091        Depository
Fleming Companies, Inc.                  Bank of America                   3751589327        Depository
Fleming Companies, Inc.                  Bank of America                   3751889438        Depository
Fleming Companies, Inc.                  Bank of America                   3751917397        Depository
Fleming Companies, Inc.                  Bank of America                   8188812687        Depository
Fleming Companies, Inc.                  Bank One                            10148350        Disbursement
Fleming Companies, Inc.                  Bank One                            10218510        Depository
Fleming Companies, Inc.                  Bank One                           622743383        Depository
Fleming Companies, Inc.                  First Hawaiian Bank                 53015409        Depository
Fleming Companies, Inc.                  JP Morgan                         6300030353        Disbursement
Fleming Companies, Inc.                  JP Morgan                         6300035972        Disbursement
Fleming Companies, Inc.                  JP Morgan                         6300036129        Disbursement
Fleming Companies, Inc.                  JP Morgan                         6300036160        Disbursement
Fleming Companies, Inc.                  JP Morgan                         6300062117        Disbursement
Fleming Companies, Inc.                  JP Morgan                         6300064998        Disbursement
Fleming Companies, Inc.                  JP Morgan                         6300065052        Disbursement
Fleming Companies, Inc.                  JP Morgan                         6300065086        Disbursement
Fleming Companies, Inc.                  JP Morgan                         8805174594        Disbursement
Fleming Companies, Inc.                  JP Morgan                         8805175195        Depository
Fleming Companies, Inc.                  JP Morgan                         8805175609        Depository
Fleming Companies, Inc.                  JP Morgan                         8805223029        Disbursement
Fleming Companies, Inc.                  JP Morgan                         8806170047        Disbursement
Fleming Companies, Inc.                  JP Morgan                         8806212427        Depository
Fleming Companies, Inc.                  JP Morgan                         8806212435        Depository
Fleming Companies, Inc.                  JP Morgan                         8806212468        Depository
Fleming Companies, Inc.                  JP Morgan                         8806212583        Depository
Fleming Companies, Inc.                  JP Morgan                         8806212591        Depository
Fleming Companies, Inc.                  JP Morgan                         8806231716        Depository
Fleming Companies, Inc.                  JP Morgan                         8806231732        Depository
Fleming Companies, Inc.                  JP Morgan                         8806232185        Depository
Fleming Companies, Inc.                  JP Morgan                         8806232193        Depository
Fleming Companies, Inc.                  JP Morgan                         8806232201        Depository
Fleming Companies, Inc.                  JP Morgan                         8806232219        Depository
Fleming Companies, Inc.                  JP Morgan                         8806232805        Depository
Fleming Companies, Inc.                  JP Morgan                         8806257778        Depository
Fleming Companies, Inc.                  JP Morgan                         8806258339        Depository
Fleming Companies, Inc.                  JP Morgan                         8806322309        Depository
Fleming Companies, Inc.                  JP Morgan                         8806362925        Disbursement
Fleming Companies, Inc.                  JP Morgan                         8806362933        Disbursement
Fleming Companies, Inc.                  JP Morgan                         8806363428        Depository
Fleming Companies, Inc.                  JP Morgan                         8806370886        Disbursement
Fleming Companies, Inc.                  M&I                                 12263119        Depository
Fleming Companies, Inc.                  M&I                                 13004134        Depository
Fleming Companies, Inc.                  M&I                                 14133911        Depository
Fleming Companies, Inc.                  M&I                                 18241234        Depository
Fleming Companies, Inc.                  Manufacturers Trust                 12001749        Depository
Fleming Companies, Inc.                  Waukesha                             2726887        Disbursement
Fleming Companies, Inc.                  Waukesha                            10428672        Depository
Fleming Companies, Inc.                  Waukesha                            10478473        Depository
Core-Mark International, Inc             Adel Banking Co                     15797201        Disbursement
Core-Mark International, Inc             Bank Of Montreal               0004-1664-436        Disbursement
Core-Mark International, Inc             Bank Of Montreal                 07600000313        Depository/Disbursement

                                                                   FORM MOR - IC

                                                                            ACCOUNT
PETITIONING ENTITIES                            BANK                         NUMBER                  TYPE
--------------------------------------------------------------------------------------------------------------------
Fleming Companies, Inc.                  Bank Of America                   1257001012        Depository
Core-Mark International, Inc             Bank Of Montreal                 07601102397        Disbursement
Core-Mark International, Inc             Bank Of Montreal                 07601154963        Disbursement
Core-Mark International, Inc             Bank Of Montreal                 07604601086        FX Swap Funding Acct
Core-Mark International, Inc             Bank Of Montreal                127881013601        Disbursement
Core-Mark International, Inc             Bank Of Montreal                  5691032070        Disbursement
Core-Mark International, Inc             Bank One                             1113117        Depository
Core-Mark International, Inc             JP Morgan                          323252028        Depository
Core-Mark International, Inc             JP Morgan                         8806322317        Depository
Core-Mark International, Inc             JP Morgan Chase                    601809668        Disbursement
Core-Mark International, Inc             JP Morgan Chase                   9102775419        Disbursement
Core-Mark International, Inc             JP Morgan Chase                   9102775427        Disbursement
Core-Mark International, Inc             JP Morgan Chase                   9102775435        Disbursement
Core-Mark International, Inc             JP Morgan Chase                   9102775443        Disbursement
Core-Mark International, Inc             Scotia Bank                     112390010715        Depository
Core-Mark International, Inc             Scotia Bank                    4052700104313        Depository
Core-Mark International, Inc             Scotia Bank                     714800001414        Depository
Core-Mark International, Inc             Scotia Bank                      71480000914        Depository
Core-Mark International, Inc             Scotia Bank                     714800011312        Depository
Core-Mark International, Inc             Washington Trust Bank             1001823194        Depository
Core-Mark International, Inc             Wells Fargo                       4091220731        Depository
Core-Mark International, Inc             Wells Fargo                       4128523081        Depository
Core-Mark International, Inc             Wells Fargo                       4159287788        Depository
Core-Mark International, Inc             Wells Fargo                       4159555366        Depository
Core-Mark International, Inc             Wells Fargo                       4159688902        Depository
Core-Mark International, Inc             Wells Fargo                       4311848436        Depository
Core-Mark International, Inc             Wells Fargo                       4311848584        Disbursement
Core-Mark International, Inc             Wells Fargo                       4496851460        Depository
Core-Mark International, Inc             Wells Fargo                       4518099999        Depository
Core-Mark International, Inc             Wells Fargo                       4518100110        Depository
Core-Mark International, Inc             Wells Fargo                       4518100177        Depository
Core-Mark International, Inc             Wells Fargo                       4518100235        Depository
Core-Mark International, Inc             Wells Fargo                       4518110564        Disbursement
Core-Mark International, Inc             Wells Fargo                       4758355309        Depository
Core-Mark International, Inc             Wells Fargo                       4759613938        Disbursement
Core-Mark International, Inc             Wells Fargo                       4801900069        Depository
Core-Mark International, Inc             Wells Fargo                       4801908815        Depository
Core-Mark International, Inc             Wells Fargo / Wachovia             540459849        Disbursement
Core-Mark International, Inc             Wilson & Muir                        7516436        Depository
Head Distributing Co.                    Bank Of America                   3752010688        Depository
Head Distributing Co.                    Suntrust                          8801337430        Depository
Head Distributing Co.                    Union Planters Bank               3500594164        Depository
Minter Weisman                           Bank of America                   3299781296        Disbursement
Plymouth (minter weisman)                US Bank                         160234449926        Depository
Retail Investment, Inc.                  JP Morgan                          860900985        Depository/Disbursement

                                                                   FORM MOR - IC

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 8/10/03 - 9/6/03
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000's)

                                                                   AUGUST 10, 2003 -
FLEMING COMPANIES, INC. & SUBSIDIARIES [2]                         SEPTEMBER 6, 2003
------------------------------------------------------------------------------------
NET SALES                                                              $ 354,022
COSTS AND EXPENSES: [3]
     Cost of sales                                                      (340,495)
     Selling and administrative                                          (12,554)
     Reorganization items, net                                              (383)
     Interest expense                                                       (223)
     Interest income and other                                               122
     Impairment/restructuring charges                                       (231)
     Litigation charges                                                        -
--------------------------------------------------------------------------------
         TOTAL COSTS AND EXPENSES                                       (353,764)
--------------------------------------------------------------------------------

     Income/(Loss) before income taxes                                       258
     Taxes on income/(loss)                                                    -
--------------------------------------------------------------------------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                                258
--------------------------------------------------------------------------------
DISCONTINUED OPERATIONS: [4]
     Income/(Loss) before income taxes                                   (63,584)
     Taxes on income/(loss)                                                    -
--------------------------------------------------------------------------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                          (63,584)
-------------------------------------------------------------------------------
NET INCOME/(LOSS)                                                      $ (63,326)
-------------------------------------------------------------------------------

NOTES

[1] Results of certain legal entities have been approximated to the 28 days from August 10, 2003 through September 6, 2003. See additional detail explanation on each Statement of Operations.

[2] Excludes ABCO Markets, Inc., ABCO Realty Corp., ASI Office Automation, Inc., C/M Products, Inc., Fleming Foods Management Co., L.L.C., Fleming Supermarkets of Florida, Inc., Food 4 Less Beverage Company, Inc., FuelServ, Inc., General Acceptance Corporation, Marquise Ventures Company, Inc. and Retail Supermarkets, Inc. as these entities had no activity during the period. Further, the related entities Statement of Operations are excluded from the Monthly Operating Report. RFS Marketing Services, Inc.'s Statement of Operations was included as RFS Marketing Services, Inc.'s balance sheet was included in the Monthly Operating Report.

[3] Certain expenses are recorded each period using estimates, then reviewed and adjusted at the end of a quarter (i.e., self-insurance reserves, allowance for bad debts, etc.).

[4] Continuing Operations as of Period 9, 2003 includes only the convenience business (or Core-Mark, including the Fleming 7). All other businesses have been reclassified as Discontinued Operations as required by SFAS 146.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 8/10/03 - 9/6/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000's)

                                                                    AUGUST 10, 2003 -
ABCO FOOD GROUP, INC.                                               SEPTEMBER 6, 2003
-------------------------------------------------------------------------------------
NET SALES                                                                  $ -
COSTS AND EXPENSES:
     Cost of sales                                                           -
     Selling and administrative                                              -
     Reorganization items, net                                               -
     Interest expense                                                        -
     Interest income and other                                               -
     Impairment/restructuring charges                                        -
     Litigation charges                                                      -
------------------------------------------------------------------------------
         TOTAL COSTS AND EXPENSES                                            -
------------------------------------------------------------------------------

     Income/(Loss) before income taxes                                       -
     Taxes on income/(loss)                                                  -
------------------------------------------------------------------------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                                -
------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                                      27
     Taxes on income/(loss)                                                  -
------------------------------------------------------------------------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                             27
------------------------------------------------------------------------------
NET INCOME/(LOSS)                                                         $ 27
------------------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 28 days ended September 6, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 8/10/03 - 9/6/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

                                                               AUGUST 10, 2003 -
CORE-MARK INTERNATIONAL, INC.                                  SEPTEMBER 6, 2003
--------------------------------------------------------------------------------
NET SALES                                                          $ 233,514
COSTS AND EXPENSES:
     Cost of sales                                                  (225,267)
     Selling and administrative                                       (6,626)
     Reorganization items, net                                          (382)
     Interest expense                                                    (22)
     Interest income and other                                           118
     Impairment/restructuring charges                                    (22)
     Litigation charges                                                    -
----------------------------------------------------------------------------
         TOTAL COSTS AND EXPENSES                                   (232,201)
----------------------------------------------------------------------------

     Income/(Loss) before income taxes                                 1,313
     Taxes on income/(loss)                                                -
----------------------------------------------------------------------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                          1,313
----------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                                     -
     Taxes on income/(loss)                                                -
----------------------------------------------------------------------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                            -
----------------------------------------------------------------------------
NET INCOME/(LOSS)                                                  $   1,313
----------------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 31 days ended August 31, 2003; adjustments have been made to this Statement of Operations to approximate results for the 28 days ended September 6, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 8/10/03 - 9/6/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000's)

                                                                   AUGUST 10, 2003 -
CORE-MARK INTERRELATED COMPANIES, INC.                             SEPTEMBER 6, 2003
------------------------------------------------------------------------------------
NET SALES                                                                $ 6,945
COSTS AND EXPENSES:
     Cost of sales                                                        (6,624)
     Selling and administrative                                              (82)
     Reorganization items, net                                                 -
     Interest expense                                                          -
     Interest income and other                                                 -
     Impairment/restructuring charges                                          -
     Litigation charges                                                        -
--------------------------------------------------------------------------------
         TOTAL COSTS AND EXPENSES                                         (6,706)
--------------------------------------------------------------------------------

     Income/(Loss) before income taxes                                       239
     Taxes on income/(loss)                                                    -
--------------------------------------------------------------------------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                                239
--------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                                         -
     Taxes on income/(loss)                                                    -
--------------------------------------------------------------------------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                -
--------------------------------------------------------------------------------
NET INCOME/(LOSS)                                                        $   239
--------------------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 31 days ended August 31, 2003; adjustments have been made to this Statement of Operations to approximate results for the 28 days ended September 6, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 8/10/03 - 9/6/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000's)

                                                                   AUGUST 10, 2003 -
CORE-MARK MID-CONTINENT, INC.                                      SEPTEMBER 6, 2003
------------------------------------------------------------------------------------
NET SALES                                                               $ 44,533
COSTS AND EXPENSES:
     Cost of sales                                                       (42,989)
     Selling and administrative                                             (797)
     Reorganization items, net                                                 -
     Interest expense                                                          -
     Interest income and other                                                 -
     Impairment/restructuring charges                                          -
     Litigation charges                                                        -
--------------------------------------------------------------------------------
         TOTAL COSTS AND EXPENSES                                        (43,786)
--------------------------------------------------------------------------------

     Income/(Loss) before income taxes                                       747
     Taxes on income/(loss)                                                    -
--------------------------------------------------------------------------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                                747
--------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                                         -
     Taxes on income/(loss)                                                    -
--------------------------------------------------------------------------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                -
--------------------------------------------------------------------------------
NET INCOME/(LOSS)                                                       $    747
--------------------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 31 days ended August 31, 2003; adjustments have been made to this Statement of Operations to approximate results for the 28 days ended September 6, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 8/10/03 - 9/6/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000's)

                                                                      AUGUST 10, 2003 -
DUNIGAN FUELS, INC.                                                   SEPTEMBER 6, 2003
---------------------------------------------------------------------------------------
NET SALES                                                                    $ -
COSTS AND EXPENSES:
     Cost of sales                                                             -
     Selling and administrative                                                -
     Reorganization items, net                                                 -
     Interest expense                                                          -
     Interest income and other                                                 -
     Impairment/restructuring charges                                          -
     Litigation charges                                                        -
--------------------------------------------------------------------------------
         TOTAL COSTS AND EXPENSES                                              -
--------------------------------------------------------------------------------

     Income/(Loss) before income taxes                                         -
     Taxes on income/(loss)                                                    -
--------------------------------------------------------------------------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                                  -
--------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                                         -
     Taxes on income/(loss)                                                    -
--------------------------------------------------------------------------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                -
--------------------------------------------------------------------------------
NET INCOME/(LOSS)                                                            $ -
--------------------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 28 days ended September 6, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 8/10/03 - 9/6/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000's)

                                                                      AUGUST 10, 2003 -
FAVAR CONCEPTS, LTD                                                   SEPTEMBER 6, 2003
---------------------------------------------------------------------------------------
NET SALES                                                                   $  -
COSTS AND EXPENSES:
     Cost of sales                                                             -
     Selling and administrative                                                -
     Reorganization items, net                                                 -
     Interest expense                                                          -
     Interest income and other                                                 -
     Impairment/restructuring charges                                          -
     Litigation charges                                                        -
--------------------------------------------------------------------------------
         TOTAL COSTS AND EXPENSES                                              -
--------------------------------------------------------------------------------

     Income/(Loss) before income taxes                                         -
     Taxes on income/(loss)                                                    -
--------------------------------------------------------------------------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                                  -
--------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                                        (4)
     Taxes on income/(loss)                                                    -
--------------------------------------------------------------------------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                               (4)
--------------------------------------------------------------------------------
NET INCOME/(LOSS)                                                           $ (4)
--------------------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 28 days ended September 6, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 8/10/03 - 9/6/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000's)

                                                                  AUGUST 10, 2003 -
FLEMING COMPANIES, INC.                                           SEPTEMBER 6, 2003
-----------------------------------------------------------------------------------
NET SALES                                                               $ 33,441
COSTS AND EXPENSES:
     Cost of sales                                                       (32,288)
     Selling and administrative                                           (1,882)
     Reorganization items, net                                                (1)
     Interest expense                                                       (201)
     Interest income and other                                                 -
     Impairment/restructuring charges                                       (209)
     Litigation charges                                                        -
--------------------------------------------------------------------------------
         TOTAL COSTS AND EXPENSES                                        (34,581)
--------------------------------------------------------------------------------

     Income/(Loss) before income taxes                                    (1,140)
     Taxes on income/(loss)                                                    -
--------------------------------------------------------------------------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                             (1,140)
--------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                                   (12,802)
     Taxes on income/(loss)                                                    -
--------------------------------------------------------------------------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                          (12,802)
--------------------------------------------------------------------------------
NET INCOME/(LOSS)                                                      $ (13,942)
--------------------------------------------------------------------------------

NOTES

[1] The period of results for the continuing operations of this legal entity (four convenience divisions) was for the 31 days ended August 31, 2003; adjustments have been made to this Statement of Operations to approximate results for the 28 days ended September 6, 2003. The period of results for the discontinued operations of this legal entity was for 28 days ended September 6, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   8/10/03 - 9/6/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

-------------------------------------------------------------------------------------------------
                                                                                AUGUST 10, 2003 -
         FLEMING FOODS OF TEXAS, L.P.                                           SEPTEMBER 6, 2003
-------------------------------------------------------------------------------------------------
NET SALES                                                                           $        -
COSTS AND EXPENSES:
      Cost of sales                                                                          -
      Selling and administrative                                                             -
      Reorganization items, net                                                              -
      Interest expense                                                                       -
      Interest income and other                                                              -
      Impairment/restructuring charges                                                       -
      Litigation charges                                                                     -
----------------------------------------------------------------------------------------------
           TOTAL COSTS AND EXPENSES                                                          -
----------------------------------------------------------------------------------------------

      Income/(Loss) before income taxes                                                      -
      Taxes on income/(loss)                                                                 -
----------------------------------------------------------------------------------------------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                                               -
----------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                                                (42,536)
      Taxes on income/(loss)                                                                 -
----------------------------------------------------------------------------------------------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                       (42,536)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
NET INCOME/(LOSS)                                                                   $  (42,536)
----------------------------------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 28 days ended September 6, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                     FORM MOR -2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   8/10/03 - 9/6/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

-------------------------------------------------------------------------------------------------
                                                                                AUGUST 10, 2003 -
          FLEMING INTERNATIONAL, LTD                                            SEPTEMBER 6, 2003
-------------------------------------------------------------------------------------------------
NET SALES                                                                          $         -
COSTS AND EXPENSES:
      Cost of sales                                                                          -
      Selling and administrative                                                             -
      Reorganization items, net                                                              -
      Interest expense                                                                       -
      Interest income and other                                                              -
      Impairment/restructuring charges                                                       -
      Litigation charges                                                                     -
----------------------------------------------------------------------------------------------
           TOTAL COSTS AND EXPENSES                                                          -
----------------------------------------------------------------------------------------------

      Income/(Loss) before income taxes                                                      -
      Taxes on income/(loss)                                                                 -
----------------------------------------------------------------------------------------------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                                               -
----------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                                                     (3)
      Taxes on income/(loss)                                                                 -
----------------------------------------------------------------------------------------------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                            (3)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
NET INCOME/(LOSS)                                                                  $        (3)
----------------------------------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 28 days ended September 6, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   8/10/03 - 9/6/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

-------------------------------------------------------------------------------------------------
                                                                                AUGUST 10, 2003 -
     FLEMING TRANSPORTATION SERVICES, INC.                                      SEPTEMBER 6, 2003
-------------------------------------------------------------------------------------------------
NET SALES                                                                           $        -
COSTS AND EXPENSES:
      Cost of sales                                                                          -
      Selling and administrative                                                             -
      Reorganization items, net                                                              -
      Interest expense                                                                       -
      Interest income and other                                                              -
      Impairment/restructuring charges                                                       -
      Litigation charges                                                                     -
----------------------------------------------------------------------------------------------
           TOTAL COSTS AND EXPENSES                                                          -
----------------------------------------------------------------------------------------------

      Income/(Loss) before income taxes                                                      -
      Taxes on income/(loss)                                                                 -
----------------------------------------------------------------------------------------------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                                               -
----------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                                                 (6,107)
      Taxes on income/(loss)                                                                 -
----------------------------------------------------------------------------------------------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                        (6,107)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
NET INCOME/(LOSS)                                                                   $   (6,107)
----------------------------------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 28 days ended September 6, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   8/10/03 - 9/6/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

-------------------------------------------------------------------------------------------------
                                                                                AUGUST 10, 2003 -
           HEAD DISTRIBUTING COMPANY                                            SEPTEMBER 6, 2003
-------------------------------------------------------------------------------------------------
NET SALES                                                                          $    10,631
COSTS AND EXPENSES:
      Cost of sales                                                                    (10,205)
      Selling and administrative                                                        (1,244)
      Reorganization items, net                                                              -
      Interest expense                                                                       -
      Interest income and other                                                              1
      Impairment/restructuring charges                                                       -
      Litigation charges                                                                     -
----------------------------------------------------------------------------------------------
           TOTAL COSTS AND EXPENSES                                                    (11,448)
----------------------------------------------------------------------------------------------

      Income/(Loss) before income taxes                                                   (817)
      Taxes on income/(loss)                                                                 -
----------------------------------------------------------------------------------------------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                                            (817)
----------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                                                      -
      Taxes on income/(loss)                                                                 -
----------------------------------------------------------------------------------------------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                             -
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
NET INCOME/(LOSS)                                                                  $      (817)
----------------------------------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 31 days ended August 31, 2003; adjustments have been made to this Statement of Operations to approximate results for the 28 days ended September 6, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   8/10/03 - 9/6/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

-------------------------------------------------------------------------------------------------
                                                                                AUGUST 10, 2003 -
               MINTER-WEISMAN CO.                                               SEPTEMBER 6, 2003
-------------------------------------------------------------------------------------------------
NET SALES                                                                          $    24,959
COSTS AND EXPENSES:
      Cost of sales                                                                    (23,123)
      Selling and administrative                                                        (1,923)
      Reorganization items, net                                                              -
      Interest expense                                                                       -
      Interest income and other                                                              3
      Impairment/restructuring charges                                                       -
      Litigation charges                                                                     -
----------------------------------------------------------------------------------------------
           TOTAL COSTS AND EXPENSES                                                    (25,043)
----------------------------------------------------------------------------------------------

      Income/(Loss) before income taxes                                                    (84)
      Taxes on income/(loss)                                                                 -
----------------------------------------------------------------------------------------------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                                             (84)
----------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                                                      -
      Taxes on income/(loss)                                                                 -
----------------------------------------------------------------------------------------------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                             -
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
NET INCOME/(LOSS)                                                                  $       (84)
----------------------------------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 31 days ended August 31, 2003; adjustments have been made to this Statement of Operations to approximate results for the 28 days ended September 6, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   8/10/03 - 9/6/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

-------------------------------------------------------------------------------------------------
                                                                                AUGUST 10, 2003 -
            PIGGLY WIGGLY COMPANY                                               SEPTEMBER 6, 2003
-------------------------------------------------------------------------------------------------
NET SALES                                                                          $         -
COSTS AND EXPENSES:
      Cost of sales                                                                          -
      Selling and administrative                                                             -
      Reorganization items, net                                                              -
      Interest expense                                                                       -
      Interest income and other                                                              -
      Impairment/restructuring charges                                                       -
      Litigation charges                                                                     -
----------------------------------------------------------------------------------------------
           TOTAL COSTS AND EXPENSES                                                          -
----------------------------------------------------------------------------------------------

      Income/(Loss) before income taxes                                                      -
      Taxes on income/(loss)                                                                 -
----------------------------------------------------------------------------------------------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                                               -
----------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                                                   (781)
      Taxes on income/(loss)                                                                 -
----------------------------------------------------------------------------------------------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                          (781)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
NET INCOME/(LOSS)                                                                  $      (781)
----------------------------------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 28 days ended September 6, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   8/10/03 - 9/6/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

-------------------------------------------------------------------------------------------------
                                                                                AUGUST 10, 2003 -
           PROGRESSIVE REALTY, INC.                                             SEPTEMBER 6, 2003
-------------------------------------------------------------------------------------------------
NET SALES                                                                       $        -
COSTS AND EXPENSES:
      Cost of sales                                                                      -
      Selling and administrative                                                         -
      Reorganization items, net                                                          -
      Interest expense                                                                   -
      Interest income and other                                                          -
      Impairment/restructuring charges                                                   -
      Litigation charges                                                                 -
------------------------------------------------------------------------------------------
           TOTAL COSTS AND EXPENSES                                                      -
------------------------------------------------------------------------------------------

      Income/(Loss) before income taxes                                                  -
      Taxes on income/(loss)                                                             -
------------------------------------------------------------------------------------------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                                           -
------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                                                  -
      Taxes on income/(loss)                                                             -
------------------------------------------------------------------------------------------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                         -
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
NET INCOME/(LOSS)                                                               $        -
------------------------------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 28 days ended September 6, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   8/10/03 - 9/6/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

-------------------------------------------------------------------------------------------------
                                                                                AUGUST 10, 2003 -
          RAINBOW FOOD GROUP,  INC.                                             SEPTEMBER 6, 2003
-------------------------------------------------------------------------------------------------
NET SALES                                                                          $         -
COSTS AND EXPENSES:
      Cost of sales                                                                          -
      Selling and administrative                                                             -
      Reorganization items, net                                                              -
      Interest expense                                                                       -
      Interest income and other                                                              -
      Impairment/restructuring charges                                                       -
      Litigation charges                                                                     -
----------------------------------------------------------------------------------------------
           TOTAL COSTS AND EXPENSES                                                          -
----------------------------------------------------------------------------------------------

      Income/(Loss) before income taxes                                                      -
      Taxes on income/(loss)                                                                 -
----------------------------------------------------------------------------------------------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                                               -
----------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                                                   (756)
      Taxes on income/(loss)                                                                 -
----------------------------------------------------------------------------------------------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                          (756)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
NET INCOME/(LOSS)                                                                  $      (756)
----------------------------------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 28 days ended September 6, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   8/10/03 - 9/6/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

-------------------------------------------------------------------------------------------------
                                                                                AUGUST 10, 2003 -
            RETAIL INVESTMENTS, INC.                                            SEPTEMBER 6, 2003
-------------------------------------------------------------------------------------------------
NET SALES                                                                       $        -
COSTS AND EXPENSES:
      Cost of sales                                                                      -
      Selling and administrative                                                         -
      Reorganization items, net                                                          -
      Interest expense                                                                   -
      Interest income and other                                                          -
      Impairment/restructuring charges                                                   -
      Litigation charges                                                                 -
------------------------------------------------------------------------------------------
           TOTAL COSTS AND EXPENSES                                                      -
------------------------------------------------------------------------------------------

      Income/(Loss) before income taxes                                                  -
      Taxes on income/(loss)                                                             -
------------------------------------------------------------------------------------------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                                           -
------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                                                  -
      Taxes on income/(loss)                                                             -
------------------------------------------------------------------------------------------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                         -
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
NET INCOME/(LOSS)                                                               $        -
------------------------------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 28 days ended September 6, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   8/10/03 - 9/6/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

-------------------------------------------------------------------------------------------------
                                                                                AUGUST 10, 2003 -
        RFS MARKETING SERVICES, INC.                                            SEPTEMBER 6, 2003
-------------------------------------------------------------------------------------------------
NET SALES                                                                          $         -
COSTS AND EXPENSES:
      Cost of sales                                                                          -
      Selling and administrative                                                             -
      Reorganization items, net                                                              -
      Interest expense                                                                       -
      Interest income and other                                                              -
      Impairment/restructuring charges                                                       -
      Litigation charges                                                                     -

----------------------------------------------------------------------------------------------
           TOTAL COSTS AND EXPENSES                                                          -
----------------------------------------------------------------------------------------------

      Income/(Loss) before income taxes                                                      -
      Taxes on income/(loss)                                                                 -
----------------------------------------------------------------------------------------------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                                               -
----------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                                                      -
      Taxes on income/(loss)                                                                 -
----------------------------------------------------------------------------------------------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                             -
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
NET INCOME/(LOSS)                                                                  $         -
----------------------------------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 28 days ended September 6, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   8/10/03 - 9/6/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

-------------------------------------------------------------------------------------------------
                                                                                AUGUST 10, 2003 -
             RICHMAR FOODS, INC.                                                SEPTEMBER 6, 2003
-------------------------------------------------------------------------------------------------
NET SALES                                                                          $         -
COSTS AND EXPENSES:
      Cost of sales                                                                          -
      Selling and administrative                                                             -
      Reorganization items, net                                                              -
      Interest expense                                                                       -
      Interest income and other                                                              -
      Impairment/restructuring charges                                                       -
      Litigation charges                                                                     -
----------------------------------------------------------------------------------------------
           TOTAL COSTS AND EXPENSES                                                          -
----------------------------------------------------------------------------------------------

      Income/(Loss) before income taxes                                                      -
      Taxes on income/(loss)                                                                 -
----------------------------------------------------------------------------------------------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                                               -
----------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                                                   (622)
      Taxes on income/(loss)                                                                 -
----------------------------------------------------------------------------------------------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                          (622)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
NET INCOME/(LOSS)                                                                  $      (622)
----------------------------------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 28 days ended September 6, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   8/10/03 - 9/6/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

------------------------------------------------------------------------------------
                                                                        AS OF
FLEMING COMPANIES, INC. & SUBSIDIARIES [2]                         SEPTEMBER 6, 2003
------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
        Cash and cash equivalents                                    $   638,214
        Receivables, net [3]                                             611,107
        Inventories                                                      182,124
        Assets held for sale [4]                                          41,739
        Other current assets                                              29,050
--------------------------------------------------------------------------------
             TOTAL CURRENT ASSETS                                      1,502,234
--------------------------------------------------------------------------------

Investments and notes receivable, net                                      1,702
Investment in direct financing leases                                      7,150

--------------------------------------------------------------------------------
Net property and equipment                                                42,787
--------------------------------------------------------------------------------
Other assets                                                             148,211
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL ASSETS                                                         $ 1,702,084
--------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
        Accounts payable [3]                                         $    25,392
        Liabilities held for sale                                              -
        Other current liabilities                                          9,752
--------------------------------------------------------------------------------
             TOTAL CURRENT LIABILITIES                                    35,144
--------------------------------------------------------------------------------

Long-term debt                                                                 -
Long-term obligations under capital leases                                51,668
Other liabilities                                                          1,060

Liabilities subject to compromise [5] [6]                              3,090,207

Net intercompany due to (from) [7]                                       (15,531)

SHAREHOLDERS' EQUITY:
        Common stock, $2.50 par value per share                          136,221
        Capital in excess of par value                                   708,200
        Reinvested earnings (deficit)                                 (2,177,457)
        Accumulated other comprehensive income:
             Additional minimum pension liability                       (129,215)
             Cumulative foreign currency translation adjustment            1,787
--------------------------------------------------------------------------------
             TOTAL SHAREHOLDERS' EQUITY                             $ (1,460,464)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                          $  1,702,084
--------------------------------------------------------------------------------

SPECIAL NOTE REGARDING AMENDMENT:

The Period 9 MOR has been amended to correct this balance sheet. Classification corrections have been made to the common stock, capital in excess of par value, reinvested earnings (deficit), and net intercompany due to (from) lines.

As described in the footnotes included herein and in previously filed MOR's, the Company continues to reconcile its liabilities subject to compromise. Adjustments have been and will continue to be made in future periods.

                                                                    FORM MOR - 3

LIABILITIES SUBJECT TO COMPROMISE [5] [6]
Debt and notes payable [8] [9]                                       $ 1,858,050
Accounts payable [10] [15]                                               727,130
Closed store reserves [11]                                                40,454
Other liabilities [12] [16]                                              203,406
Pension obligation [13] [17]                                             224,135
Taxes payable [14] [18]                                                   37,032
                                                                     -----------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                              $ 3,090,207

GENERAL

[1] The period close for certain legal entities was as of September 6, 2003 and as of August 31, 2003 for other legal entities. See additional detail explanation on each Balance Sheet.

[2] Excludes ABCO Markets, Inc., ABCO Realty Corp., ASI Office Automation, Inc., C/M Products, Inc., Fleming Foods Management Co., L.L.C., Fleming Supermarkets of Florida, Inc., Food 4 Less Beverage Company, Inc., FuelServ, Inc., General Acceptance Corporation, Marquise Ventures Company, Inc. and Retail Supermarkets, Inc. as these entities had no ending balances as of period close. Further, the related Balance Sheets are excluded from the Monthly Operating Report.

[3] The accounts payable balance as of September 6 includes vendor deductions for PRADS, military, advertising and other vendor related deductions. Any resulting net debit balance, for each legal entity, in accounts payable has been reclassified to accounts receivable. No amount has currently been reserved for receivables from vendors.

[4] Continuing Operations as of Period 9, 2003 includes only the convenience business (or Core-Mark, including the Fleming 7). Assets of all other businesses have been reclassified as Assets Held for Sale and liabilities as Liabilities Held for Sale as required by SFAS 146.

[5] Liabilities Subject to Compromise is comprised of prepetition Long-term Debt, Accounts payable, Closed store reserves, Other liabilities, Pension obligation and Taxes payable. Certain of the balances have been estimated. See additional detail explanations on each balance sheet.

[6] The Company may have paid certain prepetition liabilities. Not all payments made related to prepetition debts are reflected in the Liabilities Subject to Compromise. As a result, the Liabilities Subject to Compromise may be inflated by certain reclasses made between Accounts Payable and Accounts Receivable (see note 3).

[7] The Net Intercompany Due To (From) line on the entity level balance sheets (except for Fleming Companies, Inc.) will also include that entity's net equity.

[8] The senior notes, convertible senior notes, and senior subordinated notes are guaranteed by substantially all of Fleming's wholly-owned direct and indirect subsidiaries. The guarantees are joint and several, full, complete and unconditional. Within the Monthly Operating Report all related amounts are reflected on the Fleming Companies, Inc. legal entity.

FLEMING ENTITIES

[9] Debt and notes payable includes bonds, revolver and term Loan and related accrued interest. The debt and notes payable (excluding accrued interest) are period 9 balances. Accrued interest relates to all prepetition debt included in Liabilities Subject to Compromise.

[10] Accounts payable includes trade payables, retailer incentives and accrued expenses. Trade payables and accrued expenses less accrued insurance were taken from the SOFA schedules (excludes Richmar Foods, Inc., Dunigan Fuels, Inc., Favar Concepts, Ltd., Fleming Transportation Service, Inc., Piggly Wiggly Company and RFS Marketing Services, Inc.) Richmar Foods, Inc.'s balance represents a detailed review of the accounts payable trial balance which was performed after the filing of the SOFA schedules. Dunigan Fuels, Inc. is a period 4 balance. Favar Concepts, Ltd., Fleming Transportation Service, Inc., Piggly Wiggly Company and RFS Marketing Services, Inc. are period 3 balances plus 9/28ths of the net activity for period 4 (9 of the 28 days in period 4 were prepetition). Accrued insurance is a period 3 balance. Retailer incentives is a period 3 balance plus 9/28ths of the net activity for period 4.

[11] Close store reserves are period 9 balances.

[12] Other liabilities includes accrued compensation, accrued severance, union pension withdrawal liabilities, other current liabilities, deferred income, and other long-term liabilities. Other current liabilities, other long-term liabilities and deferred income are period 3 balances plus 9/28ths of the net activity for period 4. Accrued Compensation and union pension withdrawal liabilities are period 4 balances (excludes vacation pay which is the amount earned in excess of the $4,650 cap by employees terminated in periods 4 through 9). Accrued severance was taken from the SOFA schedules.

[13] Pension obligation is a period 9 balance.

[14] Taxes payable includes income taxes and taxes other than income. Income tax liability is a period 4 balance. Taxes other than income is a period 3 balance plus 9/28ths of the net activity for period 4. Cigarette taxes payable is included in accounts payable.

CORE-MARK ENTITIES

[15] Accounts payable includes trade payables, retailer incentives and accrued expenses. Accounts payable is a period 4 balance (excludes Head Distributing Company which is per the SOFA schedule). Retailer incentives, accrued expenses (including accrued insurance) are period 4 balances.

[16] Other liabilities, which include accrued compensation, other current liabilities and other long-term liabilities, are period 4 balances.

[17] Pension obligation is a period 9 balance.

[18] Taxes payable includes income taxes and taxes other than income. Income tax liability and taxes other than income are period 4 balances.

     Cigarette taxes payable is included in accounts payable.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 8/10/03 - 9/6/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                           AS OF
ABCO FOOD GROUP, INC.                                                SEPTEMBER 6, 2003
--------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                           $       -
     Receivables, net                                                            -
     Inventories                                                                 -
     Assets held for sale                                                        -
     Other current assets                                                        3
----------------------------------------------------------------------------------
         TOTAL CURRENT ASSETS                                                    3
----------------------------------------------------------------------------------

Investments and notes receivable, net                                            -
Investment in direct financing leases                                            -

----------------------------------------------------------------------------------
Net property and equipment                                                       -
----------------------------------------------------------------------------------
Other assets                                                                     2
----------------------------------------------------------------------------------
TOTAL ASSETS                                                             $       5
----------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                                    $       -
     Liabilities held for sale                                                   -
     Other current liabilities                                                   -
----------------------------------------------------------------------------------
         TOTAL CURRENT LIABILITIES                                               -
----------------------------------------------------------------------------------

Long-term debt                                                                   -
Long-term obligations under capital leases                                       -
Other liabilities                                                                -

Liabilities subject to compromise                                            1,302

Net intercompany due to (from)                                              (1,297)

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share                                     -
     Capital in excess of par value                                              -
     Reinvested earnings (deficit)                                               -
     Accumulated other comprehensive income:
         Additional minimum pension liability                                    -
         Cumulative foreign currency translation adjustment                      -
----------------------------------------------------------------------------------
         TOTAL SHAREHOLDERS' EQUITY                                      $       -
----------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                               $       5
----------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                                   $       -
Accounts payable                                                                 -
Closed store reserves                                                            -
Other liabilities                                                            1,302
Pension obligation                                                               -
Taxes payable                                                                    -
                                                                         ---------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                  $   1,302

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was September 6, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 8/10/03 - 9/6/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                           AS OF
CORE-MARK INTERNATIONAL, INC.                                         AUGUST 31, 2003
-------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                           $ 201,532
     Receivables, net                                                      187,024
     Inventories                                                            97,105
     Assets held for sale                                                        -
     Other current assets                                                   11,472
----------------------------------------------------------------------------------
         TOTAL CURRENT ASSETS                                              497,133
----------------------------------------------------------------------------------

Investments and notes receivable, net                                            -
Investment in direct financing leases                                            -

----------------------------------------------------------------------------------
Net property and equipment                                                  20,233
----------------------------------------------------------------------------------
Other assets                                                                40,195
----------------------------------------------------------------------------------
TOTAL ASSETS                                                             $ 557,561
----------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                                    $       -
     Liabilities held for sale                                                   -
     Other current liabilities                                               3,349
----------------------------------------------------------------------------------
         TOTAL CURRENT LIABILITIES                                           3,349
----------------------------------------------------------------------------------

Long-term debt                                                                   -
Long-term obligations under capital leases                                       -
Other liabilities                                                                -

Liabilities subject to compromise                                          192,848

Net intercompany due to (from)                                             361,364

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share                                     -
     Capital in excess of par value                                              -
     Reinvested earnings (deficit)                                               -
     Accumulated other comprehensive income:
         Additional minimum pension liability                                    -
         Cumulative foreign currency translation adjustment                      -
----------------------------------------------------------------------------------
         TOTAL SHAREHOLDERS' EQUITY                                      $       -
----------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                               $ 557,561
----------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                                   $       -
Accounts payable                                                           171,661
Closed store reserves                                                            -
Other liabilities                                                            6,798
Pension obligation                                                           5,578
Taxes payable                                                                8,811
                                                                         ---------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                  $ 192,848

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] All liabilities were reclassified as Liabilities Subject to Compromise as of March 31, 2003 (period 4) except for specific postpetition liabilities, primarily payroll related. Adjustments were made in period 9 as necessary.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 8/10/03 - 9/6/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                           AS OF
CORE-MARK INTERRELATED COMPANIES, INC.                                AUGUST 31, 2003
-------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                           $       2
     Receivables, net                                                        2,710
     Inventories                                                             8,591
     Assets held for sale                                                        -
     Other current assets                                                       30
----------------------------------------------------------------------------------
         TOTAL CURRENT ASSETS                                               11,333
----------------------------------------------------------------------------------

Investments and notes receivable, net                                            -
Investment in direct financing leases                                            -

----------------------------------------------------------------------------------
Net property and equipment                                                     330
----------------------------------------------------------------------------------
Other assets                                                                     -
----------------------------------------------------------------------------------
TOTAL ASSETS                                                             $  11,663
----------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                                    $     590
     Liabilities held for sale                                                   -
     Other current liabilities                                                  80
----------------------------------------------------------------------------------
         TOTAL CURRENT LIABILITIES                                             670
----------------------------------------------------------------------------------

Long-term debt                                                                   -
Long-term obligations under capital leases                                       -
Other liabilities                                                                -

Liabilities subject to compromise                                            1,031

Net intercompany due to (from)                                               9,962

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share                                     -
     Capital in excess of par value                                              -
     Reinvested earnings (deficit)                                               -
     Accumulated other comprehensive income:
         Additional minimum pension liability                                    -
         Cumulative foreign currency translation adjustment                      -
----------------------------------------------------------------------------------
         TOTAL SHAREHOLDERS' EQUITY                                      $       -
----------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                               $  11,663
----------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                                   $       -
Accounts payable                                                             1,031
Closed store reserves                                                            -
Other liabilities                                                                -
Pension obligation                                                               -
Taxes payable                                                                    -
                                                                         ---------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                  $   1,031

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] All liabilities were reclassified as Liabilities Subject to Compromise as of March 31, 2003 (period 4) except for specific postpetition liabilities, primarily payroll related. Adjustments were made in period 9 as necessary.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 8/10/03 - 9/6/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                           AS OF
CORE-MARK MID-CONTINENT, INC.                                         AUGUST 31, 2003
-------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                           $      88
     Receivables, net                                                       24,113
     Inventories                                                            24,965
     Assets held for sale                                                        -
     Other current assets                                                    1,652
----------------------------------------------------------------------------------
         TOTAL CURRENT ASSETS                                               50,818
----------------------------------------------------------------------------------

Investments and notes receivable, net                                            -
Investment in direct financing leases                                            -

----------------------------------------------------------------------------------
Net property and equipment                                                  11,965
----------------------------------------------------------------------------------
Other assets                                                                 2,969
----------------------------------------------------------------------------------
TOTAL ASSETS                                                             $  65,752
----------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                                    $   7,888
     Liabilities held for sale                                                   -
     Other current liabilities                                                 446
----------------------------------------------------------------------------------
         TOTAL CURRENT LIABILITIES                                           8,334
----------------------------------------------------------------------------------

Long-term debt                                                                   -
Long-term obligations under capital leases                                       -
Other liabilities                                                                -

Liabilities subject to compromise                                            5,075

Net intercompany due to (from)                                              52,343

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share                                     -
     Capital in excess of par value                                              -
     Reinvested earnings (deficit)                                               -
     Accumulated other comprehensive income:
         Additional minimum pension liability                                    -
         Cumulative foreign currency translation adjustment                      -
----------------------------------------------------------------------------------
         TOTAL SHAREHOLDERS' EQUITY                                      $       -
----------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                               $  65,752
----------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                                   $       -
Accounts payable                                                             4,212
Closed store reserves                                                            -
Other liabilities                                                              844
Pension obligation                                                               -
Taxes payable                                                                   19
                                                                         ---------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                  $   5,075

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] All liabilities were reclassified as Liabilities Subject to Compromise as of March 31, 2003 (period 4) except for specific postpetition liabilities, primarily payroll related. Adjustments were made in period 9 as necessary.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 8/10/03 - 9/6/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                           AS OF
DUNIGAN FUELS, INC.                                                  SEPTEMBER 6, 2003
--------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                           $       -
     Receivables, net                                                        3,065
     Inventories                                                                 -
     Assets held for sale                                                        -
     Other current assets                                                        -
----------------------------------------------------------------------------------
         TOTAL CURRENT ASSETS                                                3,065
----------------------------------------------------------------------------------

Investments and notes receivable, net                                            -
Investment in direct financing leases                                            -

----------------------------------------------------------------------------------
Net property and equipment                                                       -
----------------------------------------------------------------------------------
Other assets                                                                     -
----------------------------------------------------------------------------------
TOTAL ASSETS                                                             $   3,065
----------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                                    $       -
     Liabilities held for sale                                                   -
     Other current liabilities                                                   -
----------------------------------------------------------------------------------
         TOTAL CURRENT LIABILITIES                                               -
----------------------------------------------------------------------------------

Long-term debt                                                                   -
Long-term obligations under capital leases                                       -
Other liabilities                                                                -

Liabilities subject to compromise                                            8,867

Net intercompany due to (from)                                              (5,802)

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share                                     -
     Capital in excess of par value                                              -
     Reinvested earnings (deficit)                                               -
     Accumulated other comprehensive income:
         Additional minimum pension liability                                    -
         Cumulative foreign currency translation adjustment                      -
----------------------------------------------------------------------------------
         TOTAL SHAREHOLDERS' EQUITY                                      $       -
----------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                               $   3,065
----------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                                   $       -
Accounts payable                                                             8,695
Closed store reserves                                                          172
Other liabilities                                                                -
Pension obligation                                                               -
Taxes payable                                                                    -
                                                                         ---------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                  $   8,867

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was September 6, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 8/10/03 - 9/6/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                           AS OF
FAVAR CONCEPTS, LTD                                                  SEPTEMBER 6, 2003
--------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                           $       -
     Receivables, net                                                            -
     Inventories                                                                 -
     Assets held for sale                                                        -
     Other current assets                                                        -
----------------------------------------------------------------------------------
         TOTAL CURRENT ASSETS                                                    -
----------------------------------------------------------------------------------

Investments and notes receivable, net                                            -
Investment in direct financing leases                                            -

----------------------------------------------------------------------------------
Net property and equipment                                                       -
----------------------------------------------------------------------------------
Other assets                                                                     -
----------------------------------------------------------------------------------
TOTAL ASSETS                                                             $       -
----------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                                    $      93
     Liabilities held for sale                                                   -
     Other current liabilities                                                   -
----------------------------------------------------------------------------------
         TOTAL CURRENT LIABILITIES                                              93
----------------------------------------------------------------------------------

Long-term debt                                                                   -
Long-term obligations under capital leases                                       -
Other liabilities                                                                -

Liabilities subject to compromise                                              459

Net intercompany due to (from)                                                (552)

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share                                     -
     Capital in excess of par value                                              -
     Reinvested earnings (deficit)                                               -
     Accumulated other comprehensive income:
         Additional minimum pension liability                                    -
         Cumulative foreign currency translation adjustment                      -
----------------------------------------------------------------------------------
         TOTAL SHAREHOLDERS' EQUITY                                      $       -
----------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                               $       -
----------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                                   $       -
Accounts payable                                                               459
Closed store reserves                                                            -
Other liabilities                                                                -
Pension obligation                                                               -
Taxes payable                                                                    -
                                                                         ---------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                  $     459

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was September 6, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 8/10/03 - 9/6/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                           AS OF
FLEMING COMPANIES, INC.                                              SEPTEMBER 6, 2003
--------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                         $    436,579
     Receivables, net                                                       293,751
     Inventories                                                             23,141
     Assets held for sale                                                         -
     Other current assets                                                    13,331
-----------------------------------------------------------------------------------
         TOTAL CURRENT ASSETS                                               766,802
-----------------------------------------------------------------------------------

Investments and notes receivable, net                                         1,702
Investment in direct financing leases                                         7,150

-----------------------------------------------------------------------------------
Net property and equipment                                                    4,345
-----------------------------------------------------------------------------------
Other assets                                                                 95,063
-----------------------------------------------------------------------------------
TOTAL ASSETS                                                           $    875,062
-----------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                                  $      8,640
     Liabilities held for sale                                                    -
     Other current liabilities                                                2,792
-----------------------------------------------------------------------------------
         TOTAL CURRENT LIABILITIES                                           11,432
-----------------------------------------------------------------------------------

Long-term debt                                                                    -
Long-term obligations under capital leases                                   16,644
Other liabilities                                                             1,060

Liabilities subject to compromise                                         2,784,586

Net intercompany due to (from)                                             (478,196)

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share                                136,221
     Capital in excess of par value                                         708,200
     Reinvested earnings (deficit)                                       (2,177,457)
     Accumulated other comprehensive income:
         Additional minimum pension liability                              (129,215)
         Cumulative foreign currency translation adjustment                   1,787
-----------------------------------------------------------------------------------
         TOTAL SHAREHOLDERS' EQUITY                                    $ (1,460,464)
-----------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                             $    875,062
-----------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                                 $  1,858,050
Accounts payable                                                            453,748
Closed store reserves                                                        40,282
Other liabilities                                                           189,897
Pension obligation                                                          218,507
Taxes payable                                                                24,102
                                                                       ------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                $  2,784,586

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for the continuing operations of this legal entity (four convenience divisions) was as of August 31, 2003, and for the discontinued operations as of September 6, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

SPECIAL NOTE REGARDING AMENDMENT:

The Period 9 MOR has been amended to correct this balance sheet. Classification corrections have been made to the common stock, capital in excess of par value, reinvested earnings (deficit), and net intercompany due to (from) lines.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 8/10/03 - 9/6/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                           AS OF
FLEMING FOODS OF TEXAS, L.P.                                         SEPTEMBER 6, 2003
--------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                           $       -
     Receivables, net                                                       57,449
     Inventories                                                                 -
     Assets held for sale                                                        -
     Other current assets                                                      802
----------------------------------------------------------------------------------
         TOTAL CURRENT ASSETS                                               58,251
----------------------------------------------------------------------------------

Investments and notes receivable, net                                            -
Investment in direct financing leases                                            -

----------------------------------------------------------------------------------
Net property and equipment                                                       -
----------------------------------------------------------------------------------
Other assets                                                                 8,278
----------------------------------------------------------------------------------
TOTAL ASSETS                                                             $  66,529
----------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                                    $       -
     Liabilities held for sale                                                   -
     Other current liabilities                                                 260
----------------------------------------------------------------------------------
         TOTAL CURRENT LIABILITIES                                             260
----------------------------------------------------------------------------------

Long-term debt                                                                   -
Long-term obligations under capital leases                                   1,332
Other liabilities                                                                -

Liabilities subject to compromise                                           43,442

Net intercompany due to (from)                                              21,495

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share                                     -
     Capital in excess of par value                                              -
     Reinvested earnings (deficit)                                               -
     Accumulated other comprehensive income:
         Additional minimum pension liability                                    -
         Cumulative foreign currency translation adjustment                      -
----------------------------------------------------------------------------------
         TOTAL SHAREHOLDERS' EQUITY                                      $       -
----------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                               $  66,529
----------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                                   $       -
Accounts payable                                                            42,027
Closed store reserves                                                            -
Other liabilities                                                              805
Pension obligation                                                               -
Taxes payable                                                                  610
                                                                         ---------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                  $  43,442

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was September 6, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 8/10/03 - 9/6/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                           AS OF
FLEMING INTERNATIONAL, LTD                                           SEPTEMBER 6, 2003
--------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                           $       -
     Receivables, net                                                          441
     Inventories                                                                 -
     Assets held for sale                                                        -
     Other current assets                                                        -
----------------------------------------------------------------------------------
         TOTAL CURRENT ASSETS                                                  441
----------------------------------------------------------------------------------

Investments and notes receivable, net                                            -
Investment in direct financing leases                                            -

----------------------------------------------------------------------------------
Net property and equipment                                                       -
----------------------------------------------------------------------------------
Other assets                                                                    48
----------------------------------------------------------------------------------
TOTAL ASSETS                                                             $     489
----------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
----------------------------------------------------------------------------------
CURRENT LIABILITIES:
     Accounts payable                                                    $       -
     Liabilities held for sale                                                   -
     Other current liabilities                                                  36
----------------------------------------------------------------------------------
         TOTAL CURRENT LIABILITIES                                              36
----------------------------------------------------------------------------------

Long-term debt                                                                   -
Long-term obligations under capital leases                                       -
Other liabilities                                                                -

Liabilities subject to compromise                                                -

Net intercompany due to (from)                                                 453

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share                                     -
     Capital in excess of par value                                              -
     Reinvested earnings (deficit)                                               -
     Accumulated other comprehensive income:
         Additional minimum pension liability                                    -
         Cumulative foreign currency translation adjustment                      -
----------------------------------------------------------------------------------
         TOTAL SHAREHOLDERS' EQUITY                                      $       -
----------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                               $     489
----------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                                   $       -
Accounts payable                                                                 -
Closed store reserves                                                            -
Other liabilities                                                                -
Pension obligation                                                               -
Taxes payable                                                                    -
                                                                         ---------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                  $       -

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was September 6, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 8/10/03 - 9/6/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                           AS OF
FLEMING TRANSPORTATION SERVICES, INC.                                SEPTEMBER 6, 2003
--------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                           $       -
     Receivables, net                                                        1,983
     Inventories                                                                 -
     Assets held for sale                                                        -
     Other current assets                                                       40
----------------------------------------------------------------------------------
         TOTAL CURRENT ASSETS                                                2,023
----------------------------------------------------------------------------------

Investments and notes receivable, net                                            -
Investment in direct financing leases                                            -

----------------------------------------------------------------------------------
Net property and equipment                                                       -
----------------------------------------------------------------------------------
Other assets                                                                     -
----------------------------------------------------------------------------------
TOTAL ASSETS                                                             $   2,023
----------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                                    $     124
     Liabilities held for sale                                                   -
     Other current liabilities                                                 392
----------------------------------------------------------------------------------
         TOTAL CURRENT LIABILITIES                                             516
----------------------------------------------------------------------------------

Long-term debt                                                                   -
Long-term obligations under capital leases                                       -
Other liabilities                                                                -

Liabilities subject to compromise                                              242

Net intercompany due to (from)                                               1,265

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share                                     -
     Capital in excess of par value                                              -
     Reinvested earnings (deficit)                                               -
     Accumulated other comprehensive income:
         Additional minimum pension liability                                    -
         Cumulative foreign currency translation adjustment                      -
----------------------------------------------------------------------------------
         TOTAL SHAREHOLDERS' EQUITY                                      $       -
----------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                               $   2,023
----------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                                   $       -
Accounts payable                                                               208
Closed store reserves                                                            -
Other liabilities                                                               25
Pension obligation                                                               -
Taxes payable                                                                    9
                                                                         ---------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                  $     242

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was September 6, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   8/10/03 - 9/6/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                           AS OF
HEAD DISTRIBUTING COMPANY                                             AUGUST 31, 2003
-------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                           $       -
     Receivables, net                                                       15,040
     Inventories                                                            13,294
     Assets held for sale                                                        -
     Other current assets                                                      609
----------------------------------------------------------------------------------
         TOTAL CURRENT ASSETS                                               28,943
----------------------------------------------------------------------------------

Investments and notes receivable, net                                            -
Investment in direct financing leases                                            -

----------------------------------------------------------------------------------
Net property and equipment                                                   3,681
----------------------------------------------------------------------------------
Other assets                                                                 1,074
----------------------------------------------------------------------------------
TOTAL ASSETS                                                             $  33,698
----------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                                    $       -
     Liabilities held for sale                                                   -
     Other current liabilities                                               1,148
----------------------------------------------------------------------------------
         TOTAL CURRENT LIABILITIES                                           1,148
----------------------------------------------------------------------------------

Long-term debt                                                                   -
Long-term obligations under capital leases                                       -
Other liabilities                                                                -

Liabilities subject to compromise                                            7,416

Net intercompany due to (from)                                              25,134

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share                                     -
     Capital in excess of par value                                              -
     Reinvested earnings (deficit)                                               -
     Accumulated other comprehensive income:
         Additional minimum pension liability                                    -
         Cumulative foreign currency translation adjustment                      -
----------------------------------------------------------------------------------
         TOTAL SHAREHOLDERS' EQUITY                                      $       -
----------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                               $  33,698
----------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                                   $       -
Accounts payable                                                             7,485
Closed store reserves                                                            -
Other liabilities                                                              (95)
Pension obligation                                                               -
Taxes payable                                                                   26
                                                                         ---------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                  $   7,416

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] All liabilities were reclassified as Liabilities Subject to Compromise as of March 31, 2003 (period 4) except for specific postpetition liabilities, primarily payroll related. Adjustments were made in period 9 as necessary.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 8/10/03 - 9/6/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                           AS OF
MINTER-WEISMAN CO.                                                    AUGUST 31, 2003
-------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                           $       -
     Receivables, net                                                       14,459
     Inventories                                                            15,028
     Assets held for sale                                                        -
     Other current assets                                                      979
----------------------------------------------------------------------------------
         TOTAL CURRENT ASSETS                                               30,466
----------------------------------------------------------------------------------

Investments and notes receivable, net                                            -
Investment in direct financing leases                                            -

----------------------------------------------------------------------------------
Net property and equipment                                                   2,233
----------------------------------------------------------------------------------
Other assets                                                                   469
----------------------------------------------------------------------------------
TOTAL ASSETS                                                             $  33,168
----------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                                    $   7,202
     Liabilities held for sale                                                   -
     Other current liabilities                                                   -
----------------------------------------------------------------------------------
         TOTAL CURRENT LIABILITIES                                           7,202
----------------------------------------------------------------------------------

Long-term debt                                                                   -
Long-term obligations under capital leases                                       -
Other liabilities                                                                -

Liabilities subject to compromise                                            6,017

Net intercompany due to (from)                                              19,949

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share                                     -
     Capital in excess of par value                                              -
     Reinvested earnings (deficit)                                               -
     Accumulated other comprehensive income:
         Additional minimum pension liability                                    -
         Cumulative foreign currency translation adjustment                      -
----------------------------------------------------------------------------------
         TOTAL SHAREHOLDERS' EQUITY                                      $       -
----------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                               $  33,168
----------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                                   $       -
Accounts payable                                                             5,794
Closed store reserves                                                            -
Other liabilities                                                              208
Pension obligation                                                               -
Taxes payable                                                                   15
                                                                         ---------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                  $   6,017

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] All liabilities were reclassified as Liabilities Subject to Compromise as of March 31, 2003 (period 4) except for specific postpetition liabilities, primarily payroll related. Adjustments were made in period 9 as necessary.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 8/10/03 - 9/6/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                     AS OF
PIGGLY WIGGLY COMPANY                                          SEPTEMBER 6, 2003
--------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                      $    -
     Receivables, net                                                1,389
     Inventories                                                         -
     Assets held for sale                                                -
     Other current assets                                              114
--------------------------------------------------------------------------
         TOTAL CURRENT ASSETS                                        1,503
--------------------------------------------------------------------------

Investments and notes receivable, net                                    -
Investment in direct financing leases                                    -

--------------------------------------------------------------------------
Net property and equipment                                               -
--------------------------------------------------------------------------
Other assets                                                             -
--------------------------------------------------------------------------

--------------------------------------------------------------------------
TOTAL ASSETS                                                        $1,503
--------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                               $   49
     Liabilities held for sale                                           -
     Other current liabilities                                          16
--------------------------------------------------------------------------
         TOTAL CURRENT LIABILITIES                                      65
--------------------------------------------------------------------------

Long-term debt                                                           -
Long-term obligations under capital leases                               -
Other liabilities                                                        -

Liabilities subject to compromise                                      597

Net intercompany due to (from)                                         841

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share                             -
     Capital in excess of par value                                      -
     Reinvested earnings (deficit)                                       -
     Accumulated other comprehensive income:
         Additional minimum pension liability                            -
         Cumulative foreign currency translation adjustment              -
--------------------------------------------------------------------------
         TOTAL SHAREHOLDERS' EQUITY                                 $    -
--------------------------------------------------------------------------

--------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                          $1,503
--------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                              $    -
Accounts payable                                                       597
Closed store reserves                                                    -
Other liabilities                                                        -
Pension obligation                                                       -
Taxes payable                                                            -
                                                                    ------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                             $  597

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was September 6, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 8/10/03 - 9/6/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                     AS OF
PROGRESSIVE REALTY, INC.                                       SEPTEMBER 6, 2003
--------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                      $     -
     Receivables, net                                                     -
     Inventories                                                          -
     Assets held for sale                                                 -
     Other current assets                                                 -
---------------------------------------------------------------------------
         TOTAL CURRENT ASSETS                                             -
---------------------------------------------------------------------------

Investments and notes receivable, net                                     -
Investment in direct financing leases                                     -

---------------------------------------------------------------------------
Net property and equipment                                                -
---------------------------------------------------------------------------
Other assets                                                              -
---------------------------------------------------------------------------

---------------------------------------------------------------------------
TOTAL ASSETS                                                        $     -
---------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                               $     9
     Liabilities held for sale                                            -
     Other current liabilities                                          290
---------------------------------------------------------------------------
         TOTAL CURRENT LIABILITIES                                      299
---------------------------------------------------------------------------

Long-term debt                                                            -
Long-term obligations under capital leases                                -
Other liabilities                                                         -

Liabilities subject to compromise                                     1,220

Net intercompany due to (from)                                       (1,519)

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share                              -
     Capital in excess of par value                                       -
     Reinvested earnings (deficit)                                        -
     Accumulated other comprehensive income:
         Additional minimum pension liability                             -
         Cumulative foreign currency translation adjustment               -
---------------------------------------------------------------------------
         TOTAL SHAREHOLDERS' EQUITY                                 $     -
---------------------------------------------------------------------------

---------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                          $     -
---------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                              $     -
Accounts payable                                                          -
Closed store reserves                                                     -
Other liabilities                                                     1,220
Pension obligation                                                        -
Taxes payable                                                             -
                                                                    -------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                             $ 1,220

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was September 6, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 8/10/03 - 9/6/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                     AS OF
RAINBOW FOOD GROUP, INC.                                       SEPTEMBER 6, 2003
--------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                     $      -
     Receivables, net                                                 5,619
     Inventories                                                          -
     Assets held for sale                                            20,982
     Other current assets                                                17
---------------------------------------------------------------------------
         TOTAL CURRENT ASSETS                                        26,618
---------------------------------------------------------------------------

Investments and notes receivable, net                                     -
Investment in direct financing leases                                     -

---------------------------------------------------------------------------
Net property and equipment                                                -
---------------------------------------------------------------------------
Other assets                                                             80
---------------------------------------------------------------------------

---------------------------------------------------------------------------
TOTAL ASSETS                                                       $ 26,698
---------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                              $    629
     Liabilities held for sale                                            -
     Other current liabilities                                          455
---------------------------------------------------------------------------
         TOTAL CURRENT LIABILITIES                                    1,084
---------------------------------------------------------------------------

Long-term debt                                                            -
Long-term obligations under capital leases                           23,511
Other liabilities                                                         -

Liabilities subject to compromise                                    19,274

Net intercompany due to (from)                                      (17,171)

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share                              -
     Capital in excess of par value                                       -
     Reinvested earnings (deficit)                                        -
     Accumulated other comprehensive income:
         Additional minimum pension liability                             -
         Cumulative foreign currency translation adjustment               -
---------------------------------------------------------------------------
         TOTAL SHAREHOLDERS' EQUITY                                $      -
---------------------------------------------------------------------------

---------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                         $ 26,698
---------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                             $      -
Accounts payable                                                     19,073
Closed store reserves                                                     -
Other liabilities                                                       201
Pension obligation                                                        -
Taxes payable                                                             -
                                                                   --------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                            $ 19,274

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was September 6, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 8/10/03 - 9/6/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                     AS OF
RETAIL INVESTMENTS, INC.                                       SEPTEMBER 6, 2003
--------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                      $    1
     Receivables, net                                                    -
     Inventories                                                         -
     Assets held for sale                                                -
     Other current assets                                                -
--------------------------------------------------------------------------
         TOTAL CURRENT ASSETS                                            1
--------------------------------------------------------------------------

Investments and notes receivable, net                                    -
Investment in direct financing leases                                    -

--------------------------------------------------------------------------
Net property and equipment                                               -
--------------------------------------------------------------------------
Other assets                                                             -
--------------------------------------------------------------------------

--------------------------------------------------------------------------
TOTAL ASSETS                                                        $    1
--------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                               $    -
     Liabilities held for sale                                           -
     Other current liabilities                                           3
--------------------------------------------------------------------------
         TOTAL CURRENT LIABILITIES                                       3
--------------------------------------------------------------------------

Long-term debt                                                           -
Long-term obligations under capital leases                               -
Other liabilities                                                        -

Liabilities subject to compromise                                        -

Net intercompany due to (from)                                          (2)

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share                             -
     Capital in excess of par value                                      -
     Reinvested earnings (deficit)                                       -
     Accumulated other comprehensive income:
         Additional minimum pension liability                            -
         Cumulative foreign currency translation adjustment              -
--------------------------------------------------------------------------
         TOTAL SHAREHOLDERS' EQUITY                                 $    -
--------------------------------------------------------------------------

--------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                          $    1
--------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                              $    -
Accounts payable                                                         -
Closed store reserves                                                    -
Other liabilities                                                        -
Pension obligation                                                       -
Taxes payable                                                            -
                                                                    ------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                             $    -

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was September 6, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 8/10/03 - 9/6/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                     AS OF
RFS MARKETING SERVICES, INC.                                   SEPTEMBER 6, 2003
--------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                      $   12
     Receivables, net                                                   23
     Inventories                                                         -
     Assets held for sale                                                -
     Other current assets                                                1
--------------------------------------------------------------------------
         TOTAL CURRENT ASSETS                                           36
--------------------------------------------------------------------------

Investments and notes receivable, net                                    -
Investment in direct financing leases                                    -

--------------------------------------------------------------------------
Net property and equipment                                               -
--------------------------------------------------------------------------
Other assets                                                            33
--------------------------------------------------------------------------

--------------------------------------------------------------------------
TOTAL ASSETS                                                        $   69
--------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                               $    -
     Liabilities held for sale                                           -
     Other current liabilities                                           -
--------------------------------------------------------------------------
         TOTAL CURRENT LIABILITIES                                       -
--------------------------------------------------------------------------

Long-term debt                                                           -
Long-term obligations under capital leases                               -
Other liabilities                                                        -

Liabilities subject to compromise                                       53

Net intercompany due to (from)                                          16

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share                             -
     Capital in excess of par value                                      -
     Reinvested earnings (deficit)                                       -
     Accumulated other comprehensive income:
         Additional minimum pension liability                            -
         Cumulative foreign currency translation adjustment              -
--------------------------------------------------------------------------
         TOTAL SHAREHOLDERS' EQUITY                                 $    -
--------------------------------------------------------------------------

--------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                          $   69
--------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                              $    -
Accounts payable                                                        30
Closed store reserves                                                    -
Other liabilities                                                       23
Pension obligation                                                       -
Taxes payable                                                            -
                                                                    ------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                             $   53

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was September 6, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 8/10/03 - 9/6/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                     AS OF
RICHMAR FOODS, INC.                                            SEPTEMBER 6, 2003
--------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                     $      -
     Receivables, net                                                 4,041
     Inventories                                                          -
     Assets held for sale                                            20,757
     Other current assets                                                 -
---------------------------------------------------------------------------
         TOTAL CURRENT ASSETS                                        24,798
---------------------------------------------------------------------------

Investments and notes receivable, net                                     -
Investment in direct financing leases                                     -

---------------------------------------------------------------------------
Net property and equipment                                                -
---------------------------------------------------------------------------
Other assets                                                              -
---------------------------------------------------------------------------

---------------------------------------------------------------------------
TOTAL ASSETS                                                       $ 24,798
---------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                              $    168
     Liabilities held for sale                                            -
     Other current liabilities                                          485
---------------------------------------------------------------------------
         TOTAL CURRENT LIABILITIES                                      653
---------------------------------------------------------------------------

Long-term debt                                                            -
Long-term obligations under capital leases                           10,181
Other liabilities                                                         -

Liabilities subject to compromise                                    17,778

Net intercompany due to (from)                                       (3,814)

SHAREHOLDERS' EQUITY:
     Common stock, $2.50 par value per share                              -
     Capital in excess of par value                                       -
     Reinvested earnings (deficit)                                        -
     Accumulated other comprehensive income:
         Additional minimum pension liability                             -
         Cumulative foreign currency translation adjustment               -
---------------------------------------------------------------------------
         TOTAL SHAREHOLDERS' EQUITY                                $      -
---------------------------------------------------------------------------

---------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                         $ 24,798
---------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                             $      -
Accounts payable                                                     12,110
Closed store reserves                                                     -
Other liabilities                                                     2,178
Pension obligation                                                       50
Taxes payable                                                         3,440
                                                                   --------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                            $ 17,778

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was September 6, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 8/10/03 - 9/6/03
(DOLLARS IN 000'S)

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

                                            BEGINNING       AMOUNT                      ENDING
                                               TAX        WITHHELD OR      AMOUNT        TAX
        FLEMING                             LIABILITY       ACCRUED       PAID [11]    LIABILITY
------------------------------------------------------------------------------------------------
FEDERAL
Payroll Taxes [1]                           $    (72)      $ (3,882)      $  3,839     $   (115)
Income                                          (938)           (37)             0         (975)
-----------------------------------------------------------------------------------------------
    TOTAL FEDERAL TAXES                     $ (1,010)      $ (3,919)      $  3,839     $ (1,090)
-----------------------------------------------------------------------------------------------

STATE AND LOCAL
Payroll Taxes [1]                           $   (378)      $   (460)      $    525     $   (313)
Sales [2][12]                                   (680)        (1,288)           313       (1,655)
Excise [2]                                       (45)            (7)            20          (32)
Real & Personal Property [3]                 (11,173)           (56)           761      (10,468)
Cigarette & Tobacco [4]                            -           (260)           260            -
Franchise [2]                                   (291)             -             15         (276)
-----------------------------------------------------------------------------------------------
    Total State and Local                   $(12,567)      $ (2,071)      $  1,894     $(12,744)
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
TOTAL TAXES                                 $(13,577)      $ (5,990)      $  5,733     $(13,834)
-----------------------------------------------------------------------------------------------

                                            BEGINNING       AMOUNT                      ENDING
                                               TAX        WITHHELD OR      AMOUNT        TAX
        CORE-MARK[9]                        LIABILITY       ACCRUED         PAID       LIABILITY
------------------------------------------------------------------------------------------------
FEDERAL
Payroll Taxes [1]                           $    (431)     $  (3,616)     $  3,842     $   (205)
Income                                              -              -             -            -
-----------------------------------------------------------------------------------------------
    TOTAL FEDERAL TAXES                     $    (431)     $  (3,616)     $  3,842     $   (205)
-----------------------------------------------------------------------------------------------

STATE AND LOCAL
Payroll Taxes [1]                           $      17      $    (519)     $    502     $      0
Sales                                             (38)           (36)           60          (14)
Excise                                           (425)          (211)          144         (492)
Real & Personal Property [3]                     (374)          (110)           18         (466)
Cigarette & Tobacco                           (48,331)       (83,929)       92,889      (39,371)
Other: GST [5]                                 (2,085)        (2,249)        2,275       (2,059)
Other: Spokane & Portland B&O Tax [6]            (177)           (52)          149          (80)
-----------------------------------------------------------------------------------------------
    Total State and Local                   $ (51,413)     $ (87,106)     $ 96,037     $(42,482)
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
TOTAL TAXES                                 $ (51,844)     $ (90,722)     $ 99,879     $(42,687)
-----------------------------------------------------------------------------------------------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

FLEMING ACCOUNTS PAYABLE AGING (IN THOUSANDS)                            AMOUNT
--------------------------------------------------------------------------------
Current                                                                $       -
0 - 30 days [7]                                                           16,914
31 - 60 days                                                                   -
61 - 90 days                                                                   -
91 + days                                                                      -
--------------------------------------------------------------------------------
Total Accounts Payable [8]                                             $  16,914
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CORE-MARK ACCOUNTS PAYABLE AGING (IN THOUSANDS) [9]                      AMOUNT
--------------------------------------------------------------------------------
Current                                                                $       -
0 - 30 days [7] [10]                                                       8,478
31 - 60 days                                                                   -
61 - 90 days                                                                   -
91+ days                                                                       -
--------------------------------------------------------------------------------
Total Accounts Payable [8]                                             $   8,478
--------------------------------------------------------------------------------

EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.

Fleming Companies, Inc. and its related subsidiaries do not have material past due postpetition debts. However, those debts that are past due will be paid through the ordinary course of business. Further, Fleming Companies, Inc. anticipates it will incur certain contract cure costs related to those contracts assigned to C&S Wholesale Grocers, Inc. as a result of the sale of Fleming Companies, Inc.'s wholesale grocery operations.

NOTES

[1] Payroll taxes include all employer and employee payroll related items withheld and accrued. Further, Fleming's payroll taxes, both federal and state, include Core-Mark's seven Eastern divisions.

[2] Sales, Excise and Franchise postpetition taxes are calculated by adding to the period 8 balance the net accrual increase/decrease in period 9.

[3] Fleming's postpetition Real and personal property taxes include 275/365 of 2003 (April 2003 through December 2003) taxes and 2004 taxes. Additionally, Core-Mark's Real & personal property taxes excludes Plymouth as it is included in Fleming. All other Eastern divisions are included in Core-Mark.

[4] Cigarette and tobacco tax data was not available on an accrual basis. The period 9 expense was recorded as the accrual and the expense amount.

[5]  GST refers to Canadian Goods and Service Taxes.

[6] B&O tax refers to Business and Occupational taxes for Spokane and Portland only.

[7] Fleming and Core-mark were unable to provide an Accounts Payable Aging. Therefore, Accounts Payable is shown as 30 days old. Fleming's aging includes Head and Minter-Weisman.

[8] Accounts Payable per the Balance Sheet includes trade accounts payable, retailer incentives and other accrued expenses.

[9] Core-Mark's postpetition taxes and Accounts Payable data is for Core-Mark's period 9 which is August 1, 2003 through August 31, 2003.

[10] Core-Mark's Accounts Payable Aging excludes the "Fleming 7" entities.

[11] Amount Paid represents amounts paid, amounts received and other adjustments during the period.

[12] The beginning tax liability for period 9 includes an immaterial error correction from the period 8 ending balance.

                                                                    FORM MOR - 4

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 8/10/03 - 9/6/03
(DOLLARS IN 000'S)

                           ACCOUNTS RECEIVABLE AGINGS

FLEMING ACCOUNTS RECEIVABLE AGING [1] [2] [7]                   AMOUNT
-----------------------------------------------------------------------
Not Due                                                       $   3,798
Current                                                          33,689
1 - 7 days old                                                   21,668
8 - 14 days old                                                  62,589
15 - 21 days old                                                 34,752
+ Over 21 days                                                  336,574
Credits Over 21 days [1]                                        (41,092)
-----------------------------------------------------------------------
Total Accounts Receivable                                     $ 451,978
-----------------------------------------------------------------------
Amount considered uncollectible (Bad Debt) [3]                  (54,716)
Accounts Receivable (Net)                                     $ 397,263

CORE-MARK ACCOUNTS RECEIVABLE AGING [1] [4] [7]                 AMOUNT
-----------------------------------------------------------------------
Current                                                       $ 186,774
1 - 30 days old                                                  25,049
31 - 45 days old                                                    785
40 - 60 days old                                                    386
61 - 90 days old                                                    676
91 - 120 days old                                                   301
+ Over 120 days                                                   3,450
-----------------------------------------------------------------------
Total Accounts Receivable                                     $ 217,421
-----------------------------------------------------------------------
Amount considered uncollectible (Bad Debt) [3]                   (3,573)
Accounts Receivable (Net)                                     $ 213,848

                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                                                 YES     NO
--------------------------------------------------------------------------------------------------------
1.    Have any assets been sold or transferred outside the normal course of business this reporting period?
      If yes, provide an explanation below. [5]                                               X

2.    Have any funds been disbursed from any account other than a debtor in possession account this reporting period?
      If yes, provide an explanation below.                                                           X

3.    Have all postpetition tax returns been timely filed? If no, provide an explanation
      below. [6]                                                                                      X

4.    Are workers compensation, general liability and other necessary insurance coverages in effect?
      If no, provide an explanation below.                                                    X

NOTES

[1] Fleming's Accounts Receivable Aging includes Core-Mark's 7 Eastern divisions ("Fleming 7"). Therefore, Core-Mark's Accounts Receivable Aging excludes them.

[2] An Accounts Receivable Aging was not available Fleming's entities, excluding Wholesale. The Wholesale Accounts Receivable was aged above as it accounts for approximately 29.31% of the Accounts Receivable balance. The remaining accounts receivable balance (including any adjustments) was allocated to each aging category based on the percentage of Fleming's wholesale aging categories to total wholesale accounts receivable.

[3] Amount considered uncollectible (Bad Debt) is per the general ledger for all entities as of September 6, 2003. As a result of the sale of the Company's wholesale distribution business, the Company will review its allowance for doubtful accounts.

[4] Core-Mark's Accounts Receivable data is for Core-Mark's period 9 ended August 31, 2003. Further, Core-Mark's Accounts Receivable Aging total differed from the general ledger total due to timing differences and adjustments. As a result, the remaining receivable balance was allocated to each aging category based on the percentage of each aging category to total accounts receivable.

[5] On August 15, 2003 the Company liquidated inventory of approximately $3.9 million. On August 23, 2003 the Company sold substantially all grocery wholesale assets for approximately $237.8 million. On September 3, 2003 the Company sold land located in Kansas and Michigan totaling approximately $1.9 million. Also on September 3, 2003 the Company sold liquor licenses, miscellaneous assets and assumed leases for approximately $0.6 million.

[6] Four tax returns were not filed timely due to incomplete information. The four returns were August 2003 Nebraska Cigarette Return - Lincoln Division; August 2003 Arkansas Egg Return - Garland Division; August 2003 Alabama Cigarette Return - Geneva Division; August 2003 Louisiana Tobacco Tax Return-Lafayette Division.

[7] Any net debit balance resulting from vendor deductions in accounts payable has been reclassified to accounts receivable. No amount has currently been reserved for receivables from vendors.

                                                                    FORM MOR - 5

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 8/10/03 - 9/6/03

If additional information is required for the current or any future Monthly Operating Reports, please send the request to Rebecca A. Roof at Fleming Companies (1945 Lakepointe Dr.; Lewisville, TX 75057).

ERNST & YOUNG LLP  2121 San Jacinto Street, Suite 1500             Dallas Office
                   Dallas TX 75201                          Phone (214) 969-8000
                                                        Facsimile (214) 969-9770

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 8/10/2003 TO 9/06/2003

                                  TAX AFFIDAVIT

By order of this Court dated May 6, 2003, Ernst & Young (E&Y) has been retained to provide certain tax services to the Debtors (the "Tax Services"). E&Y provided the Tax Services pursuant to the terms and conditions set forth in the engagement letter attached hereto as Ex. A which was allowed under the May 6, 2003 Bankruptcy Court Order of E&Y retention. Pursuant to this retention order, E&Y assists the Debtor with the following tax services during the reporting period on behalf of Fleming Companies, Inc. and affiliates ("the Debtor"):

         - Prepare certain federal income, state income, state franchise, gross receipts and net worth tax returns and provide them to management of the Debtor for signature;

         - Prepare certain sales, excise, and use tax returns for U.S., state and local governments and provide them to management of the Debtor for filing;

         - Provide certain property tax returns prepared by third party consultants to management of the Debtor for filing;

         - Prepare certain property tax returns and provide them to management of the Debtor for filing; and

         - Update a tax filing calendar for certain income, franchise, sales and use, cigarette, tobacco, and other miscellaneous taxes, and business license filings and provide it to Debtor's management for review and approval.

The Debtor's management is responsible for establishing and maintaining its tax system and procedures.

During the reporting period, the following returns were not timely filed due to incomplete information and/or inability for accounts payable to print checks needed to remit with the return at the time the returns were due.

These returns have subsequently been filed with the appropriate jurisdictions.

August 2003 Nebraska Cigarette Return--Lincoln Division;
August 2003 Arkansas Egg Return--Garland Division;
August 2003 Alabama Cigarette Return--Geneva Division;
August 2003 Louisiana Tobacco Tax Return--Lafayette Division;

To the best of my knowledge, E&Y has completed the above mentioned activities related to the tax returns covered by the engagement letter which are required to be prepared or filed by the Fleming Companies, Inc. and its affiliates during the reporting period referenced above.

      October 17, 2003                              /s/ Lisa P. Shield
----------------------------                        ----------------------------
            Date                                    Lisa P. Shield, Partner